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                    OPEN-END MORTGAGE AND SECURITY AGREEMENT

 This is an Open-End Mortgage and Security Agreement and secures future advances pursuant to 42PA C.S.ss.ss.ss.8143 and 8144, act. No. 126 of 1990

         KNOW ALL MEN BY THESE PRESENTS that CEDAR DUBOIS, LLC, a Delaware limited liability company having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (hereinafter, the "Mortgagor") for consideration paid, hereby grants, conveys, transfers, assigns and sets-over unto FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, 8th Floor, Boston, Massachusetts 02110, as agent under a Loan Agreement (hereinafter, the "Loan Agreement") dated January 30, by and among CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (hereinafter, the "Borrower", which Borrower is not a party to this Mortgage), Fleet National Bank and the other lending institutions which are or become parties to the Loan Agreement (Fleet National Bank and the other lending institutions which are or become parties to the Loan Agreement are collectively referred to as the "Lenders" and individually as the "Lender"), and Fleet National Bank, as Agent (hereinafter, the "Agent"), with MORTGAGE COVENANTS, the Mortgaged Property (as defined below) to secure the Obligations (as defined below).

         The terms "Mortgagor" and "Borrower" shall include, wherever the context permits, their successors and assigns. The terms "Agent" and "Lenders" shall include, wherever the context permits, their successors and assigns as the holder for the time being of this Open-End Mortgage and Security Agreement, and the Obligations hereby secured.

         This Open-End Mortgage and Security Agreement (hereinafter, the "Mortgage") is granted pursuant to the terms, provisions and conditions of the Loan Agreement. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

         The term "Mortgaged Property" shall mean and include all of the following described property:

         A. Real Estate. The land more particularly described on Exhibit A which is annexed hereto and made a part hereof (hereinafter, the "Land") together with the improvements and other structures now or hereafter situated thereon (such improvements being sometimes called the "Improvements") located at the intersection of Route 255 and Commons Drive, Sandy Township, Clearfield County, Pennsylvania, together with all rights, privileges, tenements, hereditaments, appurtenances, easements, including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto (hereinafter, the "Real Estate");

         B. Fixtures. All real estate fixtures or items which by agreement of the parties may be deemed to be such fixtures, now or hereafter owned by Mortgagor, or in which Mortgagor has or hereafter obtains an interest, and now or hereafter located in or upon the Real Estate, or now or hereafter attached to, installed in, or used in connection with any of the Real Estate, including, but not limited to, any and all portable or sectional buildings, bathroom, plumbing, heating, lighting, refrigerating, ventilating and air-conditioning apparatus and equipment, garbage incinerators and receptacles, elevators and elevator machinery, boilers, furnaces, stoves, tanks, motors, sprinkler and fire detection and extinguishing systems, doorbell and alarm systems, window shades, screens, awnings, screen doors, storm and other detachable windows and doors, mantels, partitions, built-in cases, counters and other fixtures whether or not included in the foregoing enumeration (hereinafter, the "Fixtures");


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         C. Additional Appurtenances. All bridges, easements, rights of way, licenses, privileges, hereditaments, permits and appurtenances hereafter belonging to or enuring to the benefit of the Real Estate and all right, title and interest of Mortgagor in and to the land lying within any street or roadway adjoining any of the Real Estate and all right, title and interest of Mortgagor in and to any vacated or hereafter vacated streets or roads adjoining any of the Real Estate and any and all reversionary or remainder rights (hereinafter, the "Additional Appurtenances");

         D. Awards. All of the right, title and interest of Mortgagor in and to any award or awards heretofore made or hereafter to be made by any municipal, county, state or federal authorities to the present or any subsequent owners of any of the Real Estate or the Land, or the Improvements, or the Fixtures, or the Additional Appurtenances, or the Leases or the Personal Property, including, without limitation, any award or awards, or settlements or payments, or other compensation hereafter made resulting from (x) condemnation proceedings or the taking of the Real Estate, or the Land, or the Improvements, or the Fixtures, or the Additional Appurtenances, or the Leases or the Personal Property, or any part thereof, under the power of eminent domain, or (y) the alteration of grade or the location or discontinuance of any street adjoining the Land or any portion thereof, or (z) any other injury to or decrease in value of the Mortgaged Property (hereinafter, the "Awards");

         E. Leases. All leases now or hereafter entered into of the Real Estate, or any portion thereof, and all rents, issues, profits, revenues, earnings and royalties therefrom, and all right, title and interest of Mortgagor thereunder, including, without limitation, purchase or sale options, cash, letters of credit, or securities deposited thereunder to secure performance by the tenants or occupants of their obligations thereunder, whether such cash, letters of credit, or securities are to be held until the expiration of the terms of such leases or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of such terms including, without limitation, the right to receive and collect the rents and other payments due thereunder (hereinafter, the "Leases");

         F. Purchase and Sale Agreements. All purchase and sale agreements now or hereafter entered into of the Real Estate, or any portion thereof, or any condominium units into which the Real Estate may be converted including, without limitation, cash, letters of credit or securities deposited thereunder to secure performance by the purchasers of their obligations thereunder (hereinafter, the "Purchase and Sale Agreements"); and

         G. Personal Property. All tangible and intangible personal property now owned or at any time hereafter acquired by Mortgagor of every nature and description, and whether or not used in any way in connection with the Real Estate, the Fixtures, the Additional Appurtenances, the Purchase and Sale Agreements or any other portion of the Mortgaged Property, including, without limitation express or implied upon the generality of the foregoing, all Equipment, Goods, Inventory, Fixtures, Accounts, Instruments, Documents and General Intangibles (as each such capitalized term is defined in the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania) and further including, without any such limitation, the following whether or not included in the foregoing: materials; supplies; furnishings; chattel paper; money; bank accounts; security deposits; utility deposits; any insurance or tax reserves deposited with Agent; any cash collateral deposited with Agent; claims to rebates, refunds or abatements of real estate taxes or any other taxes; contract rights; plans and specifications; licenses, permits, approvals and other rights; the rights of Mortgagor under contracts with respect to the Real Estate or any other portion of the Mortgaged Property, or the Project; signs, brochures, advertising, the name by which the Mortgaged Property is known and any variation of the words thereof, and good will; copyrights, service marks, and all goodwill associated therewith; and trademarks; all proceeds paid for any damage or loss


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to all or any portion of the Real Estate, the Fixtures, the Additional
Appurtenances, any other Personal Property or any other portion of the Mortgaged Property (hereinafter, the "Insurance Proceeds"); all Awards; all Leases; all Purchase and Sale Agreements; all books and records; and all proceeds, products, additions, accessions, substitutions and replacements to any one or more of the foregoing (hereinafter, collectively, the "Personal Property").

         The term "Obligations" shall mean and include:

         A. The Guaranteed Obligations, as such term is defined in that certain Guaranty of even date executed by the Mortgagor in favor of the Agent on behalf of the Lenders;

         B. The payment, performance, discharge and satisfaction of each covenant, warranty, representation, undertaking and condition to be paid, performed, satisfied and complied with by Mortgagor under and pursuant to this Mortgage, the Guaranty, the Loan Documents, or any other document executed in connection therewith;

         C. The payment of all costs, expenses, legal fees and liabilities incurred by Agent and the Lenders in connection with the enforcement of any of Agent's or any Lenders' rights or remedies under this Mortgage, the Guaranty, the Loan Documents, or any other instrument, agreement or document which evidences or secures any other obligations or collateral therefor, whether now in effect or hereafter executed; and

         D. The payment, performance, discharge and satisfaction of each liability and obligation of Mortgagor to Agent or any Lender under any one or more of the Loan Documents and any amendment, extension, modification, replacement or recasting of any one or more of the instruments, agreements and documents referred to herein or therein or executed in connection with the transactions contemplated hereby or thereby.

         Mortgagor hereby grants to Agent, on behalf of the Lenders, a continuing security interest in all of the Mortgaged Property in which a security interest may be granted under the Uniform Commercial Code as such is in effect in the Commonwealth of Pennsylvania, including, without limitation, the Fixtures, the Personal Property and the Purchase and Sale Agreements, together with all proceeds and products, whether now or at any time hereafter acquired and whether or not used in any way in connection with the development, construction, marketing or operation of the Real Estate, or in connection with the Project, to secure all Obligations.

         This instrument is intended to take effect as a mortgage pursuant to Pennsylvania law, and as a security agreement pursuant to the UCC and is to be filed with the Office of the Recorder of Deeds of Clearfield County, Pennsylvania as a fixture financing statement pursuant to the UCC.

         Mortgagor covenants, warrants, represents and agrees with Agent, its successors and assigns, and the Lenders, that:

1. Title. Mortgagor has good record title to the Mortgaged Property and has good right, full power and lawful authority to grant and convey the same in the manner aforesaid; and that the Mortgaged Property are free and clear of all encumbrances and exceptions, except for the Permitted Title Exceptions, if any, as set forth on Exhibit B which is annexed hereto and made a part hereof. Mortgagor shall make any further assurances of title that Agent may in good faith require including, without limitation, such further instruments as may be requested by Agent to confirm the assignment to Agent of all Awards.



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2.       Performance of Obligations. Mortgagor shall perform and observe all of the obligations and conditions set forth in each of the Guaranty, this Mortgage, the Assignment of Leases and Rents, the Environmental Indemnity, and each of the other Loan Documents or other agreements, if any, executed by Mortgagor in connection with the Loan.

3. Protection and Maintenance. Mortgagor shall protect and maintain, or cause to be maintained, in good, first-class and substantial order, repair and tenantable condition at all times, the buildings and structures now standing or hereafter erected on the Mortgaged Property, and any additions and improvements thereto, and all Personal Property now or hereafter situated therein, and the utility services, the parking areas and access roads, and all building fixtures and equipment and articles of personal property now or hereafter acquired and used in connection with the operation of the Mortgaged Property. Mortgagor shall promptly replace any of the aforesaid which may become lost, destroyed or unsuitable for use with other property of first-class character.

4. Insurance Coverages. Mortgagor shall insure the Mortgaged Property and the operation thereof with such coverages and in such amounts as are required by the provisions of the Loan Agreement and shall at all times keep such insurance in full force and effect and pay all premiums therefor in accordance with the terms and conditions of the Loan Agreement. The original or certified copies of all such policies of insurance (or certificates or binders thereof issued by the insurer in form, content and manner of execution reasonably satisfactory to Agent) shall be delivered to Agent and the Lenders, and Mortgagor shall deliver to the Agent and the Lenders a new policy or certified copy thereof (or such a certificate) as replacement for an expiring policy (or such a certificate) required to be deposited hereunder together with proof of payment of the premiums therefor in accordance with the terms and conditions of the Loan Agreement. Mortgagor hereby irrevocably appoints Agent its true and lawful attorney-in-fact, with full power of substitution, to assign any such policy in the event of the foreclosure of this Mortgage.

5. Insurance Proceeds. The proceeds of any hazard insurance shall be applied in accordance with Article 14 of the Loan Agreement relating to the application of insurance proceeds, which provisions are expressly incorporated by reference herein. Notwithstanding anything in this
         Section 5 to the contrary, however, if the insurer denies liability to Mortgagor, Mortgagor shall not be relieved of any obligation under
         Section 3 of this Mortgage.

6. Eminent Domain. The Awards of damages on account of any condemnation for public use of, or injury to, the Mortgaged Property shall be applied in accordance with Article 14 of the Loan Agreement relating to the application of condemnation proceeds, which provisions are expressly incorporated by reference herein.

7. No Waste; Compliance With Law. Mortgagor shall not commit or suffer any intentional waste of the Mortgaged Property, or any portion thereof, or any violation of any law, rule, regulation, ordinance, license or permit, or the requirements of any licensing authority affecting the Mortgaged Property or any business conducted thereon, and shall not commit or suffer any material (for purposes of this section, "material" shall mean an activity in excess of $500,000.00) demolition, removal or alteration of any of the Mortgaged Property (except for customary renovations or alterations performed in connection with Approved Leases or the replacement of Fixtures and Personal Property in the ordinary course of business, so long as items of comparable value and quality are installed free and clear of liens in favor of any other party), without the express prior written consent of Agent in each instance which consent shall not be unreasonably withheld or delayed, and shall not violate nor suffer the violation of the covenants and agreements, if any, of record against the Mortgaged Property, and in all respects


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         Mortgagor shall do all things necessary to comply with, and keep in full force and effect all licenses, permits and other governmental authorizations for the operation of the Mortgaged Property for its intended purposes, including, without limitation express or implied, the licenses, permits and authorizations referenced in the Loan Agreement.

8. Environmental and Related Matters; Indemnification. Mortgagor shall at all times comply with all of the terms, conditions and provisions imposed on the Indemnitors (as defined in the Environmental Indemnity) under the Environmental Indemnity and indemnify, exonerate and save harmless Agent, and each of the Lenders and each other Indemnified Party (as defined in the Environmental Indemnity) in accordance with the terms of the Environmental Indemnity.

9. Payment of Taxes and Prevention of Liens. Mortgagor shall pay in accordance with the terms of the Loan Agreement, all taxes, assessments and charges of every nature and to whomever assessed that may now or hereafter be levied or assessed upon the Mortgaged Property or any part thereof, or upon the rents, issues, income or profits thereof or upon the lien or estate hereby created, whether any or all of said taxes, assessments or charges be levied directly or indirectly or as excise taxes or as income taxes. Mortgagor may apply for tax abatements and prosecute diligently and in good faith claims for refund and any such taxes, assessment, and charges, provided the requirements of Section
         8.2.3 of the Loan Agreement are satisfied.

10. Due On Sale; No Other Encumbrances; No Transfer of Ownership Interests; Failure to Comply with Permitted Exceptions. The Borrower shall comply with the terms and conditions of the Loan Agreement with respect to Permitted Transactions.

11. Agent's and Lenders' Rights. If Mortgagor shall neglect or refuse: (a) to maintain and keep in good repair the Mortgaged Property or any part thereof as required by this Mortgage or the Loan Agreement, taking into account all applicable grace and cure periods, or (b) to maintain and pay the premiums for insurance which may be required by this Mortgage or the Loan Agreement, taking into account all applicable grace and cure periods, or (c) subject to Mortgagor's right to contest as set forth in the Loan Agreement, to pay and discharge all taxes of whatsoever nature, assessments and charges of every nature and to whomever assessed, as required by this Mortgage or the Loan Agreement, taking into account all applicable grace and cure periods, or (d) to pay the sums required to be paid by this Mortgage or the Loan Agreement, taking into account all applicable grace and cure periods, or (e) to satisfy any other terms or conditions of this Mortgage, or any instrument secured hereby, taking into account all applicable grace and cure periods, Agent may, at its election in each instance, but without any obligation whatsoever to do so, upon thirty (30) days prior written notice (except in the case of (i) an emergency where there is danger to person or property, or (ii) required insurance coverage would lapse, or (iii) an Event of Default exists, in each of which events no notice shall be required except notice of such Event of Default), cause such repairs or replacements to be made, obtain such insurance or pay said taxes, assessments, charges, and sums, incur and pay reasonable amounts in protecting its rights hereunder and the security hereby granted, pay any balance due under any conditional agreement of sale (or lease) of any property included as a part of the Mortgaged Property, and pay any amounts as Agent deems reasonably necessary or appropriate to satisfy any term or condition of this Mortgage, which Mortgagor shall have failed to satisfy, or to remedy any breach of such term or condition, and any amounts or expenses so paid or incurred, together with interest thereon from the date of payment by Agent or the Lenders at the Default Rate as provided in the Loan Agreement shall be immediately due and payable by Mortgagor to Agent and the Lenders and until paid shall be secured hereby equally and ratably, and the


                                      -5-
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         same may be collected as part of said principal debt in any suit hereon. No payment by Agent or the Lenders shall relieve Mortgagor from any default hereunder or impair any right or remedy of Agent consequent thereon.

12. Tax Reserve and Insurance Reserve. Mortgagor shall, upon the request of Agent, from time to time while an Event of Default is existing, pay to Agent on dates upon which installments of interest are payable under the Loan Agreement, such amount as Agent from time to time estimates as necessary to create and maintain a reserve fund from which to pay before the same become due: (a) all taxes, assessments, liens and charges on or against the Mortgaged Property, and (b) all premiums for insurance policies which are required by this Mortgage. Such payments, if so requested, shall be invested in a non-interest bearing account which shall be held by Agent as cash collateral. Any part or all of such reserve fund may be applied, at the option of Agent, to (i) cure the existing Event of Default, (ii) pay down any part of the indebtedness hereby secured, or (iii) pay to the taxing authority or the insurer the applicable real estate taxes or insurance premiums then due on behalf of Mortgagor. Payments from such reserve fund for said purposes may be made by Agent in accordance with this Section 12 even though subsequent owners of the property described herein may benefit thereby. In refunding any part of said reserve fund, Agent may deal with whomever is the record owner of such property at that time.

13. Certain Expenses. If any action or proceeding is commenced, including, without limitation, an action to foreclose this Mortgage or to collect the debt hereby secured, to which action or proceeding Agent or any Lender is made a party by reason of the execution of this Mortgage, or by reason of any obligation which it secures, or by reason of entry or any other action under this Mortgage, or if in Agent's reasonable judgment it becomes necessary in connection with legal proceedings or otherwise to defend or uphold the mortgage hereby granted or the lien hereby created or any act taken to defend or uphold the mortgage hereby granted or the lien hereby created or any act taken under this Mortgage, all sums reasonably paid or incurred by Agent or any Lender for the expense of any litigation or otherwise, in connection with any rights created by this Mortgage or any other Loan Document, shall be paid by Mortgagor, or may at the option of Agent, if not so paid, be added to the debt secured hereby and shall be secured hereby equally and ratably and shall bear interest until paid at the Default Rate set forth in the Loan Agreement.

14. Regarding Leases. Mortgagor shall comply with the terms and conditions set forth in the Loan Agreement with respect to any leases or occupancy agreements with respect to the Mortgaged Property.

15. Declaration of Subordination. At the option of Agent, which may be exercised at any time or from time to time, by written notice to Mortgagor and to any applicable tenant, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or condemnation proceeds), to any and all leases of all or any part of the Mortgaged Property upon the execution by Agent and recording or filing thereof, at any time hereafter in the appropriate official records of the county/registry of deeds wherein the Mortgaged Property are situated of a unilateral declaration to that effect.

16. Further Assignment by Mortgagor. Mortgagor hereby further assigns to Agent as security for the Obligations the lessor's interests in any or all leases, now or hereafter outstanding, and to the extent it may lawfully do so Mortgagor's interests in all agreements, contracts, licenses and permits, now or hereafter outstanding, affecting all or any portion of the Mortgaged Property. Mortgagor shall execute, acknowledge and deliver such further or confirmatory assignments thereof, by instruments in form reasonably satisfactory to the Agent, as Agent may reasonably require. Mortgagor hereby authorizes Agent in


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         the event of foreclosure, to sell and assign said interests to the purchaser at foreclosure, but neither such assignment nor any such future assignment shall be construed as binding Agent to any lease, agreement, contract, license or permit so assigned, or to impose upon Agent any obligations with respect thereto. Mortgagor hereby irrevocably appoints Agent, or any agent designated by Agent, the true and lawful attorney-in-fact of Mortgagor, with full power of substitution, to execute, acknowledge and deliver any such assignment on behalf of Mortgagor which Mortgagor fails or refuses to do. In the event of any conflict between the provisions of this Section and the provisions of the Collateral Assignment of Leases and Rents, or any of the other Loan Documents, the provisions of the Collateral Assignment of Leases and Rents shall govern.

17. UCC Filing. Mortgagor, upon Agent's written request, shall promptly cause this Mortgage and any required financing statements to be recorded and re-recorded, registered and re-registered, filed and re-filed at such times and places as may be required by law or reasonably deemed advisable by Agent to create, preserve or protect the priority hereof and of any lien created hereby upon the Mortgaged Property or any part thereof; and Mortgagor shall from time to time do and cause to be done all such things as may be required by Agent, or required by law, including all things which may from time to time be necessary under the Uniform Commercial Code of the Commonwealth of Pennsylvania to fully create, preserve and protect the priority hereof and of any lien created hereby upon said property. Mortgagor hereby irrevocably appoints Agent, or any agent designated by Agent, the true and lawful attorney-in-fact of Mortgagor, with full power of substitution, to execute, acknowledge and deliver any such things on behalf of Mortgagor which Mortgagor fails or refuses to do.

18. Right to Deal with Successor. Agent may, without notice to any person, deal with any successor in interest of Mortgagor herein regarding this Mortgage in all respects as it might deal with Mortgagor herein, without in any way affecting the liability hereunder of any predecessor in interest of the person so dealt with; and no sale of the premises hereby mortgaged, nor any forbearance on the part of Agent, shall operate to release, discharge, modify, change or affect the original liability of any predecessor in interest of the equity owner at the time of such sale or forbearance.

19. Acceleration of Debt. If there is an Event of Default, or if an event occurs which pursuant to which Agent is entitled to exercise its rights and remedies under the Guaranty, or if Mortgagor or Borrower delivers to Agent a notice pursuant to 42 Pa.C.S.A ss.8143 electing to limit the advances under the Loan Agreement, then, at the option of Agent, the entire indebtedness hereby secured shall become immediately due and payable without further notice.

20.      Additional Rights of Agent.

         20.1 Enter and Perform. Mortgagor authorizes Agent, in addition to all other rights granted by law or by this Mortgage, or by any of the other instruments executed in connection herewith, whenever and as long as any Event of Default shall exist and remain uncured, and without notice beyond the notice, if any, required to be given by the terms of such instrument, to enter and take possession of all or any part of the Mortgaged Property and to use, lease, operate, manage and control the same and conduct the business thereof, and perform lessor's obligations under any lease or the seller's obligations under any Purchase and Sale Agreement or Mortgagor's obligations under any other agreement affecting all or any part of the Mortgaged Property, perform the obligations of the seller under any contracts, and collect the rents, profits and all receipts of every nature therefrom as Agent shall deem best.



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         20.2 Repairs and Improvements. Upon every such entry pursuant to
Section 20.1, Agent may from time to time at the expense of Mortgagor make all such repairs, replacements, alterations, additions and improvements to the Mortgaged Property as Agent may deem necessary, but in no event shall Agent be obligated to do so, and may, but shall not be obligated to, exercise all rights and powers of Mortgagor, either in the name of Mortgagor, or otherwise as Agent shall determine. Without limitation, express or implied, upon the generality of the foregoing, Agent shall have the right to do all things necessary in order to keep in full force and effect all applicable licenses, permits and authorizations and any amendments thereto.

         20.3 Pay Costs and Expenses. Upon such entry pursuant to Section 20.1, Agent may, at its option, but without any obligation to do so, do any one or more of the following: pay and incur all expenses necessary for the holding and operating of the Mortgaged Property, the conduct of any business thereon, the maintenance, repair, replacement, alteration, addition and improvement of the Mortgaged Property, including without limitation payments of taxes, assessments, insurance, wages of employees connected with the Mortgaged Property or any business conducted thereon, charges and reasonable compensation for services of Agent, its attorneys and accountants and all other persons engaged or employed in connection with the Mortgaged Property or of any business conducted thereon and, in addition, Agent, at its option, may, but shall not be obligated to, make payments or incur liability with respect to obligations arising prior to the date it takes possession.

         20.4 Add to Secured Indebtedness. All obligations so paid or incurred by Agent pursuant to Section 20.3 shall be reimbursed or paid for by Mortgagor upon demand, and prior to the repayment thereof shall be added to the debt secured hereby and shall bear interest at the Default Rate, and shall be secured hereby equally and ratably. Agent may also reimburse itself therefor from the income or receipts of the Mortgaged Property or any business conducted thereon, or from the sale of all or any portion of the Mortgaged Property. Agent may also apply toward any of the Obligations any tax or insurance reserve account, deposit or any sum credited or due from Agent to Mortgagor without first enforcing any other rights of Agent against Mortgagor or against any endorser or other guarantor or against the Mortgaged Property.

         20.5 Attorney-In-Fact. Mortgagor hereby irrevocably constitutes and appoints Agent, or any agent designated by Agent, for so long as this Mortgage remains undischarged of record, as attorney-in-fact of Mortgagor to execute, acknowledge, seal and deliver all instruments, agreements, deeds, certificates and other documents of every nature and description in order to carry out or implement the exercise of Agent's rights under this Section 20.

21. Setoff. Subject to the terms of this Section 21, Mortgagor hereby grants to Agent and each of the Lenders, a lien, security interest and right of setoff as security for all liabilities and obligations to Agent and the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any Lender or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. At any time, from and after the occurrence of and during the continuance of an Event of Default, Agent or any Lender may set off the same or any part thereof and apply the same to any liability or obligation of Mortgagor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. Within five (5) Business Days of making any such set-off, Agent agrees to notify Mortgagor thereof, provided that the failure by Agent to give such notice shall not affect the validity of such set-off. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE MORTGAGOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

22. Contest of Laws. Mortgagor shall have the right to contest by appropriate legal proceedings the validity of any legal requirements affecting the Mortgaged Property in accordance with the provisions of
         Section 9.1 of the Loan Agreement.

23. Notices. Any demand, notice or request by either party to the other shall be given in the manner provided therefor in the Loan Agreement.

24. Agent/Lender Not Obligated; Cumulative Rights. Nothing in this instrument shall be construed as obligating Agent or any Lender to take any action or incur any liability with respect to the Mortgaged Property or any business conducted thereon, and all options given to Agent are for its benefit and shall and may be exercised in such order and in such combination as Agent in its sole discretion may from time to time decide.

25. Severability. In case any one or more of the provisions of this Mortgage, the Guaranty, the Assignment of Leases and Rents, the Environmental Indemnity, or any of the other Loan Documents, or any other agreement now or hereafter executed in connection with any one or more of the foregoing are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof. Each of the provisions of every such agreement, document or instrument shall be enforceable by Agent to the fullest extent now or hereafter not prohibited by applicable law.

26. No Waiver. No consent or waiver, express or implied, by Agent to or of any Default by Mortgagor shall be construed as a consent or waiver to or of any other Default at the same time or upon any future occasion.

27. Foreclosure and Other Remedies. From and after the occurrence of and during the continuance of an Event of Default, Agent may institute an action of mortgage foreclosure, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the indebtedness secured hereby, with interest at the rate(s) stipulated in the Loan Agreement, together with all other sums due in accordance with the provisions of the Loan Agreement, including all sums which may be advanced after the date of this Mortgage, all sums which may have been advanced by the Agent for taxes, water or sewer rents, other lienable charges or claims, insurance or repairs or maintenance of the Mortgaged Property after the date of this Mortgage (including the period after the entry of any judgment in mortgage foreclosure or other judgement entered pursuant to this Mortgage or the Loan Agreement), and all costs of suit, including reasonable counsel fees. From and after the occurrence of and during the continuance of an Event of Default, Mortgagor authorizes Agent at its option to foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceedings instituted by Agent to recover the indebtedness secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

         In connection with the exercise of Agent's rights above, Mortgagor hereby authorizes and empowers any attorney of any court of record in the Commonwealth of Pennsylvania or elsewhere, as attorney for Agent and all persons claiming under or through Agent, to appear for and confess judgment in ejectment against Mortgagor for the possession of the Mortgaged Property and to appear for and confess judgment against

         Mortgagor and against all persons claiming under or through Mortgagor, in favor of Agent, for recovery by Agent of possession thereof, for which this Mortgage, or a copy thereof verified by affidavit, shall be a sufficient warrant; and thereupon a writ of possession may immediately issue for possession of the Mortgaged Property, without any prior writ or proceeding whatsoever and without any stay of execution. If for any reason after such action has been commenced it shall be discontinued, or possession of the Mortgaged Property shall remain in or be restored to Mortgagor, Agent shall have the right for the same default or any subsequent default to bring one or more further actions as above provided to recover possession of the Mortgaged Property. Agent may confess judgment in ejectment therein before or after the institution of proceedings to foreclose this Mortgage or to enforce the Loan Documents, or after entry of judgment on this Mortgage or on the other Loan Documents executed in connection therewith, or after a sheriff's sale of the Mortgaged Property in which Agent or any Lender is the successful bidder. The authorization to pursue such proceedings for obtaining possession is an essential part of the enforcement of this Mortgage, or the other Loan Documents, and shall survive any execution sale to Agent.

28. Post-Judgment Remedies. Mortgagor authorizes Agent, at its option after entry of any judgment in mortgage foreclosure pursuant to this Mortgage and/or any judgment, by confession or otherwise, pursuant to the Loan Agreement, to petition the court in which such judgment was entered to reassess damages and/or modify such judgment to include (i) all sums which may have been advanced or paid by Agent or any Lender after the entry of such judgment for, or are otherwise due and payable for, taxes, water and sewer rents, other lienable charges or claims, attorneys' fees and costs, insurance for or repairs to or maintenance of the Mortgaged Property and (ii) additional accrued interest at the highest rate of interest provided for under the Loan Agreement.

29. Waivers By Mortgagor. Mortgagor, to the fullest extent that Mortgagor may do so, hereby: (a) agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay or extension, or any redemption after foreclosure sale, and waives and releases all rights of redemption after foreclosure sale, valuation, appraisement, stay of execution, notice of election to mature or declare due the debt secured hereby; and (b) waives all rights to a marshalling of the assets of Mortgagor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of a sale hereunder of the Mortgaged Property, and agrees not to assert any right under any statute or rule of law pertaining to the marshalling of assets, sale in inverse order of alienation, or other matters whatever to defeat, reduce or affect the right of Agent under the terms of this Mortgage to a sale of the Mortgaged Property.

30. Business Loan; Not Personal Residence. Mortgagor covenants, warrants and represents that all of the proceeds of the Loan secured hereby shall be used for business or commercial purposes, none of the proceeds of the Loan secured hereby shall be used for personal, family or household purposes, and that no individual liable for the Loan resides or intends to reside in any portion of the Mortgaged Property.

31. Certification. The undersigned hereby certifies that Mortgagor is a duly organized, validly existing limited liability company organized and in good standing under the laws of the State of Delaware, and that the execution and delivery hereof and of all of the other instruments executed in connection herewith by Mortgagor has been duly authorized by all requisite limited liability company actions of Mortgagor.

32. Headings. Headings and captions in this Mortgage are for convenience and reference only and the words and phrases contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of any of the provisions hereof.

33. Time of Essence. Time shall be of the essence of each and every provision of this Mortgage and each of the other instruments executed herewith.

34.      Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury Trial.

         34.1 Substantial Relationship. It is understood and agreed that all of the Loan Documents were delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

         34.2 Place of Delivery. Mortgagor agrees to furnish to Agent at Agent's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder, if any.

         34.3 Governing Law. This Mortgage, except as otherwise provided in
Section 34.4, and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law, except insofar as formation of the Mortgagor under Delaware law requires Delaware law to apply with respect to matters of authorization to enter into the transaction contemplated by this Mortgage.

         34.4 Exceptions. Notwithstanding the foregoing choice of law:

                  (a) the procedures governing the enforcement by Agent and each of the Lenders of its foreclosure and other remedies against Mortgagor under this Mortgage and under the other Loan Documents with respect to the Mortgaged Property or other assets situated in the Commonwealth of Pennsylvania, including by way of illustration, but not in limitation, actions for foreclosure, for injunctive relief or for the appointment of a receiver shall be governed by the laws of the Commonwealth of Pennsylvania;

                  (b) Agent and each of the Lenders shall comply with applicable law in the Commonwealth of Pennsylvania to the extent required by the law of such jurisdiction in connection with the foreclosure of the security interests and liens created under this Mortgage and the other Loan Documents with respect to the Mortgaged Property or other assets situated in the Commonwealth of Pennsylvania; and

                  (c) provisions of Federal law and the law of the Commonwealth of Pennsylvania shall apply in defining the terms Hazardous Materials, Environmental Legal Requirements and Legal Requirements applicable to the Mortgaged Property as such terms are used in this Mortgage, the Environmental Indemnity and the other Loan Documents.

         Nothing contained herein or any other provisions of the Loan Documents shall be construed to provide that the substantive laws of the Commonwealth of Pennsylvania shall apply to any parties' rights and obligations under any of the Loan Documents, which, except as expressly provided in clauses (a), (b) and (c) of this Section 34.4, are and shall continue to be governed by the substantive law of Commonwealth of Massachusetts. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of the Commonwealth of Pennsylvania is not intended, nor shall it be deemed, in any way, to derogate the parties' choice of law as set forth or referred to in this Mortgage, or in the other Loan Documents. The parties further agree that the Agent may enforce its rights under the Loan Documents including, but not limited to, its rights to sue the Mortgagor or to collect any outstanding indebtedness in accordance with applicable law.

         34.5 Consent to Jurisdiction. Mortgagor hereby consents to the nonexclusive personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts.

         34.6 JURY TRIAL WAIVER. MORTGAGOR, AGENT, AND EACH OF THE LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS MORTGAGE, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR MORTGAGOR, AGENT AND EACH OF THE LENDERS TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

35. Advance Money Mortgage. This Mortgage secures future advances made pursuant to the Loan Agreement, which future advances are guarantied by the Mortgagor pursuant to the Guaranty. Without limiting the foregoing, this Mortgage secures all advances made by Agent or any Lender of any kind or nature described in 42 Pa. C.S.ss.8144. The maximum principal amount that may be secured by this Mortgage is $100,000,000.00, plus all advances made pursuant to any provisions of the Mortgage; provided that in no event shall any Lender be obligated to advance in excess of the stated principal amount of the Note evidencing the indebtedness secured hereby. If Mortgagor sends a written notice to Agent or any Lender which purports to limit the indebtedness secured by this Mortgage and to release the obligation of Agent or any Lender to make any additional advances, such notice shall be ineffective as to any future advances made: (i) to enable completion of Improvements on the Mortgaged Property for which the Loan secured hereby was originally made; (ii) to pay taxes, assessments, maintenance charges and insurance premiums; (iii) for costs incurred for protection of the Mortgaged Property or the lien of this Mortgage; (iv) expenses incurred by Agent or any Lender by reason of a default of Mortgagor hereunder or under the Loan Documents; and (v) any other costs incurred by Agent or any Lender to protect and preserve the Mortgaged Property. It is the intention of the parties hereto that any such advance made by Agent or any Lender after any such notice by Mortgagor shall be secured by the lien of this Mortgage on the Mortgaged Property.


             [The balance of this page is intentionally left blank]

         IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered at as a sealed instrument as of the _____ day of March, 2004.


                          MORTGAGOR: CEDAR DUBOIS, LLC



                                       By:      ______________________________
                                       Name:    ______________________________
                                       Title:   ______________________________



STATE OF __________________
COUNTY OF ________________

         And now, this ____ day of March, 2004, before me, the undersigned Notary Public, personally appeared _______________, who acknowledged himself/herself to be the _____________________ of Cedar Dubois, LLC, a Delaware limited liability company, and that he/she, as such ____________________ being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of Cedar Dubois, LLC, by himself/herself as
_________________.

         In witness whereof, I hereunder set my hand and official seal.


                                                  _____________________________
                                                  Notary Public
                                                  My commission expires:

                  EXHIBIT "A" ANNEXED TO AND MADE A PART OF THE
                  ---------------------------------------------
                    OPEN-END MORTGAGE AND SECURITY AGREEMENT
                    ----------------------------------------


                                LEGAL DESCRIPTION
                                -----------------

                                 (See Attached)

                  EXHIBIT "B" ANNEXED TO AND MADE A PART OF THE
                  ---------------------------------------------
                    OPEN-END MORTGAGE AND SECURITY AGREEMENT
                    ----------------------------------------


                           PERMITTED TITLE EXCEPTIONS
                           --------------------------

              Those matters noted in Schedule B, Part I, of Agent's
                           Title Insurance Loan Policy
   (___________________ Title Insurance Company Policy Number _______________)